Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2006, of Agile Funds, Inc. (the “Company”).

I, Marc Nicolay, the President and Principal Executive Officer of the Company, certify that:

(i)                                     the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                  the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Marc Nicolay
Marc Nicolay
President (Principal Executive Officer)

Date:	July 7, 2006

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2006, of Agile Funds, Inc. (the “Company”).

I, Michael Brady, the Treasurer of the Company, certify that:

(i)                                     the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)                                  the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael Brady
Michael Brady
Treasurer (Principal Financial Officer)

Date:	July 7, 2006